                                                                 EXHIBIT (g)(vi)


                            TRANSFER AGENCY AGREEMENT
                               AMENDED SCHEDULE A


Fund                                                   Effective Date
----                                                   --------------

Schwab 1000 Fund                                       January 1, 1994
Schwab Long-Term Government                            May 1, 1993
     Bond Fund
Schwab Short/Intermediate                              May 1, 1993
     Government Bond Fund
Schwab Long-Term California                            May 1, 1993
     Tax-Free Bond Fund
Schwab Short/Intermediate                              May 1, 1993
     California Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund                    May 1, 1993
Schwab Short/Intermediate                              May 1, 1993
     Tax-Free Bond Fund
Schwab YieldPlus Fund                                  July 21, 1999



                                      SCHWAB INVESTMENTS


                                      By:  /s/ William J. Klipp
                                           --------------------------------
                                           William J. Klipp
                                           Executive Vice President,
                                           Chief Operating Officer and Trustee


                                      CHARLES SCHWAB & CO., INC.


                                      By:  /s/ Ron Carter
                                           --------------------------------
                                           Ron Carter
                                           Senior Vice President


Dated:
       -----------------------

                                     AMENDED
                                   SCHEDULE C
                               TRANSFER AGENT FEES

Fund                                Fee
----                                ---

Schwab 1000 Fund                    Five one-hundredths of one percent (.05%) of
                                    the Fund's average annual net assets,
                                    calculated and payable on a monthly basis

Schwab Long-Term Government         Five one-hundredths of one percent (.05%) of
Bond Fund                           the Fund's average annual net assets,
                                    calculated and payable on a monthly basis


Schwab Short/Intermediate           Five one-hundredths of one percent (.05%) of
Government Bond Fund                the Fund's average annual net assets,
                                    calculated and payable on a monthly basis


Schwab Long-Term California         Five one-hundredths of one percent (.05%) of
Tax-Free Bond Fund                  the Fund's average annual net assets,
                                    calculated and payable on a monthly basis


Schwab Short/Intermediate           Five one-hundredths of one percent (.05%) of
California Tax-Free Bond Fund       the Fund's average annual net assets,
                                    calculated and payable on a monthly basis


Schwab Long-Term Tax-Free           Five one-hundredths of one percent (.05%) of
Bond Fund                           the Fund's average annual net assets,
                                    calculated and payable on a monthly basis


Schwab Short/Intermediate Tax-      Five one-hundredths of one percent (.05%) of
Free Bond Fund                      the Fund's average annual net assets,
                                    calculated and payable on a monthly basis


Schwab YieldPlus Fund               Five one-hundredths of one percent (.05%) of
                                    the Fund's average annual net assets,
                                    calculated and payable on a monthly basis

                                    SCHWAB INVESTMENTS


                                    By:  /s/ William J. Klipp
                                         --------------------------------------
                                         William J. Klipp
                                         Executive Vice President,
                                         Chief Operating Officer and Trustee


                                    CHARLES SCHWAB & CO., INC.

                                    By:  /s/ Ron Carter
                                         --------------------------------------
                                         Ron Carter
                                         Senior Vice President


Dated:
       ------------------------